Subsequent Events	9 Months Ended
Sep. 30, 2011
Subsequent Events [Abstract]
Subsequent Events

11. Subsequent Events

In November 2011, we entered into a Common Stock Purchase Agreement with Aspire Capital Fund, LLC (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $20.0 million of shares of our common stock through an equity purchase agreement over a two-year term, subject to our election to sell any such shares. Under the agreement, we have the right to sell shares, subject to certain volume limitations and a minimum floor price, at a modest discount to the prevailing market price. As part of the agreement, Aspire Capital made an initial investment of $1.0 million in us through the purchase of our common stock and will receive additional shares as compensation for the commitment. In connection with this initial investment, our former lenders were entitled to a milestone payment in the amount of $100,000, of which $25,000 was paid in cash and $75,000 was paid through the issuance of our common stock to the former lenders at our election in November 2011.

In November 2011, we reached an agreement with Angiotech to terminate the collaboration agreement and license between the parties, reflecting a change in Angiotech’s business and financial strategy. As a result of the termination, Athersys regained all rights for developing its stem cell technologies and products for cardiovascular disease indications, including acute myocardial infarction, congestive heart failure, chronic ischemia, and peripheral vascular disease, and Angiotech will no longer have any license rights or options with respect to Athersys’ technologies and products. Additionally, while Angiotech will retain its 1.9 million shares of Athersys common stock, Athersys will receive advance notice of Angiotech’s intention to sell these shares and the parties will cooperate in such sale. Angiotech will make its final payment of $160,000 in connection with collaboration activities through September 30, 2011, but will have no further obligations to Athersys. The receivable from Angiotech on the September 30, 2011 balance sheet reflects the amount to be collected. Though the termination will affect Athersys’ future costs of development for ongoing cardiovascular programs, such as AMI, it also removes a significant encumbrance affecting the Company’s business development opportunities with other pharmaceutical, biotechnology and medical products companies. In the case of a new AMI collaboration, Angiotech shall be entitled to a future payment from Athersys equal to a percentage of the upfront cash license fees we receive from the third-party partner, but shall be entitled to no other payments or residual economic participation, such as milestones, royalties and profit-sharing.